UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/21/2004

VALASSIS COMMUNICATIONS INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-10991

DE	38-2760940
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

19975 Victor Parkway
Livonia, MI 48152
(Address of Principal Executive Offices, Including Zip Code)

734-591-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On September 17, 2004, Valassis purchased the assets of Direct Marketing Services, the direct-mail division of Catalina Marketing for an undisclosed amount. A press release regarding this transaction is attached.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS INC

Date: September 21, 2004.	By:	/s/ Robert L. Recchia
Robert L. Recchia
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Dated September 20, 2004